UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2016

LINN ENERGY, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 24, 2016, LinnCo, LLC ( “LinnCo”) issued a press release announcing that it has extended the subsequent offering period in connection with its offer to exchange each outstanding unit of LINN Energy, LLC (the “Company” or “LINN Energy”) for one LinnCo share (the “Exchange Offer”) upon the terms and conditions of the Prospectus/Offer to Exchange dated April 26, 2016 (as amended, the “Prospectus”), and the accompanying Amended and Restated Letter of Transmittal (the “Letter of Transmittal”). A copy of the press release is attached hereto as Exhibit 99.1.

The subsequent offering period for the Exchange Offer will now expire at 12:00 midnight (New York City time) on Thursday, June 30, 2016. American Stock Transfer & Trust Company (“AST”), the exchange agent for the Exchange Offer, has advised LinnCo that a total of approximately 12,066,714 LINN Energy units have been tendered during the subsequent offering period, and LinnCo has promptly issued new LinnCo shares for all such tendered LINN Energy units in accordance with the terms of the Exchange Offer. LinnCo now owns approximately 68.9% of the Company’s outstanding units.

LINN Energy unitholders who validly tender their LINN Energy units during the subsequent offering period will receive the same exchange ratio provided in the initial offering period of the Exchange Offer. Procedures for tendering LINN Energy units during the subsequent offering period are the same as during the initial offering period, except that pursuant to Rule 14d-7(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), LINN Energy units validly tendered during the subsequent offering period will be accepted on a daily, “as tendered” basis and, accordingly, may not be withdrawn.

As previously reported by the Company in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”), on May 11, 2016, the Company, LinnCo, certain of the Company’s direct and indirect subsidiaries (collectively with the Company, the “LINN Debtors”), and Berry Petroleum Company, LLC (“Berry” and, collectively with the LINN Debtors and LinnCo, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). On May 13, 2016, the Court approved and entered an order authorizing LinnCo to continue the Exchange Offer throughout the Debtors’ Chapter 11 proceedings. Any party not represented by counsel who would like to receive electronic notifications of filings with the Court may complete the appropriate Court-approved form, which can be obtained at the following address: http://www.txs.uscourts.gov/sites/txs/files/CRECFform.pdf. Copies of this form are also available on the website of the Company’s claims, noticing, and solicitation agent, Prime Clerk LLC, at https://cases.primeclerk.com/linn.

The purpose of the Exchange Offer is to permit holders of LINN Energy units to maintain their economic interest in the Company through LinnCo, an entity that is taxed as a corporation rather than a partnership, which may allow LINN Energy unitholders to avoid future allocations of taxable income and loss, including cancellation of debt income (“CODI”), that could result from future debt restructurings or other strategic transactions by the Company. In general, CODI will be allocated to persons who are deemed to hold the LINN Energy units when the events giving rise to such CODI occur. The filing of the Bankruptcy Petitions under Chapter 11 of the Bankruptcy Code does not itself cause the Company to recognize CODI; however, it is likely that the final resolution of a bankruptcy plan would cause the Company to recognize an amount of CODI, which may be substantial.

The information filed pursuant to Item 7.01 of this Current Report on Form 8-K (including the exhibit) shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell LINN Energy units or any other securities. The Exchange Offer is being made only pursuant to the Prospectus and only in such jurisdictions as is permitted under applicable law.

Important Additional Information Filed with the SEC

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the LINN Energy units, nor is it a substitute for the registration statement and the exchange offer materials that LinnCo has filed with the SEC. THE EXCHANGE OFFER MATERIALS (INCLUDING A PROSPECTUS/OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) CONTAIN IMPORTANT INFORMATION. LINN ENERGY UNITHOLDERS ARE URGED TO READ THESE DOCUMENTS (AS THEY MAY BE AMENDED FROM TIME TO TIME) CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT LINN ENERGY UNITHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR UNITS. The Prospectus, the related Letter of Transmittal and certain other exchange offer documents are available to all LINN Energy unitholders at no expense to them. The exchange offer materials are available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting LinnCo’s Investor Relations department at (281) 840-4193 or D.F. King & Co., Inc., the information agent for the Exchange Offer, at (877) 297-1738.

In addition to the Prospectus, the related Letter of Transmittal and certain other exchange offer documents, the Company and LinnCo file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by the Company and LinnCo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s and LinnCo’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements.

These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the Exchange Offer and the bankruptcy filing by the Debtors, including, but not limited to: (i) the Debtors’ ability to obtain the Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Debtors to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of the bankruptcy filing on the Debtors’ business and the interests of various constituents, (iv) the Bankruptcy Court rulings in the Chapter 11 cases, as well the outcome of all other pending litigation and the outcome of the Chapter 11 cases in general, (v) the length of time that the Debtors will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings, (vi) risks associated with third party motions in the Chapter 11 cases, which may interfere with the Debtors’ ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on the Debtors’ liquidity or results of operations, (viii) increased advisory costs to execute the Debtors’ reorganization, (ix) the impact of the NASDAQ delisting on the liquidity and market price of the Debtors’ securities, as applicable, and on the Debtors’ ability to access the public capital markets, as applicable, (x) the uncertainty that any trading market for such securities will exist or develop in the over-the-counter markets, (xi) the completion of the subsequent offering period, (xii) CODI recognition and (xii) other risks and uncertainties. See “Risk Factors” in the Company’s and LinnCo’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other public filings. Any forward-looking statement speaks only as of the date on which such statement is made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC

May 24, 2016	By:	/s/ Candice J. Wells
Candice J. Wells
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 24, 2016.